Current Report on Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 28, 1998

                               INAMED CORPORATION

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             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-9741                    59-0920629

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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

                      3800 Howard Hughes Parkway, Suite 900
                             Las Vegas, Nevada 89109

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                     Address of principal executive offices

        Registrant's telephone number, including area code: 702/791-3388

                                       N/A

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         (Former name or former address, if changed since last report.)


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Item 5.     OTHER EVENTS.

            INAMED Corporation, a Florida corporation, held a special meeting of shareholders on December 21, 1998. At such meeting, each of the proposals to be acted upon at such meeting were approved as follows: (i) each of the nominees for director were duly elected to serve as Director until the 1999 Annual Meeting of Shareholders of the Company, and until their successors shall be duly elected and qualified; (ii) the change of the Company's State of Incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary was approved; (iii) the increase in the number of authorized shares of common stock of the Company from 20,000,000 to 25,000,000 was approved; (iv) the authorization of the issuance of up to 1,000,000 shares of Preferred Stock was approved; (v) the revised Bylaws were approved; (vi) the provision in the Company's Certificate of Incorporation and Bylaws requiring advance notice of shareholder proposals and nominations for the election of directors was approved; and (vii) the Company's 1998 Stock Option Plan was approved.

            On December 28, 1998, the Company reincorporated in the State of Delaware through the merger of the Company with and into its wholly-owned
Delaware subsidiary. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2.1. Shareholders are not required to take any action in connection with the reincorporation. Each share of common stock of INAMED Corporation, a Florida corporation, upon consummation of the above-described merger, was changed and converted into one share of common stock of INAMED Corporation, a Delaware corporation, without any action on the part of the holder thereof.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                 INFORMATION AND EXHIBITS

                 (c)  EXHIBITS

                      2.1 Agreement and Plan of Merger dated as of December 22, 1998 by and between INAMED Corporation and INAMED Corporation (Delaware).



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                                    SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INAMED CORPORATION

Dated: December 28, 1998                   By: /S/ Richard G. Babbitt
                                               -----------------------
                                               Name: Richard G. Babbitt
                                               Title:  Chairman, Chief Executive
                                                       Officer and President

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                                 EXHIBIT INDEX

                      2.1 Agreement and Plan of Merger dated as of December 22, 1998 by and between INAMED Corporation and INAMED Corporation (Delaware).